UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 26, 2008

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2008, members of senior management of BreitBurn Energy Partners L.P. (the "Partnership"), in their individual capacities, together with Metalmark Capital Partners, Greenhill Capital Partners and a third party institutional investor, completed the acquisition of BreitBurn Energy Company LP ("BEC"). This transaction included the acquisition of a 96.017% indirect interest in BEC previously owned by Provident Energy Trust (“Provident”) and the remaining indirect interests in BEC previously owned by Randall H. Breitenbach, Halbert S. Washburn and other members of the Partnership's senior management. BEC was a separate U.S. subsidiary of Provident and was the predecessor of the Partnership. BEC’s assets consist primarily of producing and non-producing crude oil reserves located in Santa Barbara, Los Angeles and Orange counties in California.

As a result of the acquisition, an affiliate of Metalmark Capital Partners and affiliates of Greenhill Capital Partners own an indirect 89.686% interest in BEC, Wells Fargo Central Pacific Holdings, Inc. owns a 2.562% interest in BEC, and members of senior management of the Partnership, including Randall H. Breitenbach and Halbert S. Washburn, the Co-Chief Executive Officers of BreitBurn GP, LLC ("BreitBurn GP"), the general partner of the Partnership, and members of the Board of Directors of BreitBurn GP, James G. Jackson, the Chief Financial Officer and Executive Vice President of BreitBurn GP, Mark L. Pease, the Chief Operating Officer and Executive Vice President of BreitBurn GP, Gregory C. Brown, the General Counsel and Executive Vice President of BreitBurn GP, and certain other members of senior management, own an indirect 7.752% interest in BEC. The members of senior management of the Partnership who invested in BEC have the right to earn additional interests in the profits of BEC based on certain rates of return on investment achieved by BEC.

Neither BEC nor its general partner has any employees. At the closing of the acquisition, members of senior management of the Partnership were appointed as officers of BreitBurn Energy Holdings LLC (“BEH LLC”), the sole member of BEC (GP) LLC (“BEC GP”), the general partner of BEC, and as officers of BEC GP. Randall H. Breitenbach and Halbert S. Washburn, the Co-Chief Executive Officers of BreitBurn GP and members of the Board of Directors of BreitBurn GP, were appointed as Co-Chief Executive Officers of BEH LLC and BEC GP and members of the Board of Representatives of BEH LLC; James G. Jackson, the Chief Financial Officer and Executive Vice President of BreitBurn GP, was appointed as the Chief Financial Officer and Executive Vice President of BEH LLC and BEC GP; Mark L. Pease, the Chief Operating Officer and Executive Vice President of BreitBurn GP, was appointed as the Chief Operating Officer and Executive Vice President of BEH LLC and BEC GP; Gregory C. Brown, the General Counsel and Executive Vice President of BreitBurn GP, was appointed as the General Counsel and Executive Vice President of BEH LLC and BEC GP; Chris E. Williamson, the Senior Vice President-Production Operations and Western Division of BreitBurn GP, was appointed as the Vice President Operations of BEH LLC and BEC GP; W. Jackson Washburn, the Vice President-Business Development of BreitBurn GP, was appointed as the Vice President Real Estate of BEH LLC and BEC GP; Lawrence C. Smith, the Controller of BreitBurn GP, was appointed as the Controller of BEH LLC and BEC GP; and Bruce D. McFarland, the Treasurer and Secretary of BreitBurn GP was appointed as the Treasurer and Secretary of BEH LLC and BEC GP.

In connection with this transaction, the Partnership’s subsidiary, BreitBurn Management Company, LLC (“BreitBurn Management”), has entered into a Second Amended and Restated Administrative Services Agreement to manage BEC’s properties. In addition, the Partnership has entered into an Omnibus Agreement with BEC and related entities defining certain rights with respect to business opportunities and providing the Partnership with a right of first offer with respect to the sale of assets by BEC.

The Partnership previously announced on June 17, 2008, that it had acquired all of Provident's limited partner and indirect general partner interests in the Partnership. The interests in BEC were excluded from that transaction. With the closing of the BEC transaction described above, Provident no longer has any ownership interest in the Partnership, BEC or any related entity.

Second Amended and Restated Administrative Services Agreement

On August 26, 2008, BreitBurn Management entered into a Second Amended and Restated Administrative Services Agreement (as amended, the “Administrative Services Agreement”) with BEC, pursuant to which BreitBurn Management will continue to manage the operations of BEC and provide administrative services such as accounting, corporate development, finance, land, legal and engineering to BEC. Pursuant to the Administrative Services Agreement, BEC will pay BreitBurn Management a monthly fixed fee of $775,000 for indirect costs, including general and administrative costs, relating to the performance of Services (as defined in the Administrative Services Agreement) until December 31, 2008. After December 31, 2008, BEC will pay BreitBurn Management a negotiated fixed fee for such indirect costs that will be determined on an annual basis in good faith by the parties pursuant to the procedures and standards set forth in the Administrative Services Agreement. BEC will also reimburse BreitBurn Management monthly for all Third Party Costs, LTIP Costs and Direct Costs (as such terms are defined in the Administrative Services Agreement) relating to the performance of Services for BEC.

The initial term of the Administrative Services Agreement will be from August 26, 2008 through December 31, 2013. In the absence of written notice delivered to the other party by either party to the agreement of its intention not to continue under the terms of the agreement, given no later than 180 days before December 31, 2013, and each successive anniversary thereof, the term of the agreement will be extended for one additional calendar year until either or both parties have given notice of their intention to terminate.

BEC may terminate the Administrative Services Agreement by giving written notice of such termination to BreitBurn Management upon (a) a BEC Change in Control (as defined in the Administrative Services Agreement), (b) a BBEP Change in Control (as defined in the Administrative Services Agreement), (c) a BreitBurn Management Change in Control (as defined in the Administrative Services Agreement), or (d) BreitBurn Management's failure to pay employees providing Services within 30 days of the date such employees’ payment is due, subject to the terms of the Administrative Services Agreement. As defined in the Administrative Services Agreement, a BBEP Change in Control and a BreitBurn Management Change in Control include a change in control of the Partnership or BreitBurn Management, respectively, effected through both Halbert Washburn and Randall Breitenbach no longer being employed as Co-Chief Executive Officers of BreitBurn GP or BreitBurn Management, respectively. In addition, beginning no earlier than the day that is 180 days before December 31, 2010, upon 180 days prior written notice, BEC may provide written notice to BreitBurn Management that BEC does not believe that BreitBurn Management is devoting adequate time and resources to BEC, or is not effectively maximizing the value of BEC. Unless the situation is reasonably corrected by BreitBurn Management within the ensuing 180 days, then BEC may elect to terminate the Administrative Services Agreement effective as of the end of the 180 day period following the delivery of such notice by BEC. If the Administrative Services Agreement is terminated by BEC prior to December 31, 2013, under certain circumstances, BEC will be obligated to promptly reimburse BreitBurn Management for its reasonable expenses incurred in reducing its staffing, including, but not limited to reasonable severance payments, up to a maximum of the lesser of two times the monthly fixed fee in effect at the date of such termination and $2,000,000.

BreitBurn Management may terminate the Administrative Services Agreement by giving written notice of such termination to BEC upon the occurrence of a BEC Change in Control.

In the event that BEC, the Partnership or BreitBurn Management becomes bankrupt or dissolves or commences liquidation or winding-up, the Administrative Services Agreement will automatically terminate without notice to the other party.

The description of the Administrative Services Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Omnibus Agreement

On August 26, 2008, the Partnership entered into an Omnibus Agreement with BEC, BEH LLC, BEC GP, BreitBurn GP, and BreitBurn Management, which sets forth certain agreements with respect to conflicts of interest.

BEC has agreed that the Partnership has a preferential right with respect to any business opportunity with respect to either (a) any third party upstream oil and gas properties and any related midstream assets, if the fair market value of the estimated proved developed reserves related to such properties constitutes 70% or more of the fair market value of such properties and related midstream assets (as determined in good faith by the Board of Directors of BreitBurn GP), or (b) any third party oil and gas properties and any related midstream assets located within one mile of any oil and gas properties and any related midstream assets that are owned by the Partnership, BreitBurn GP or any of their subsidiaries, and in which no interest is owned by BEH LLC, BEC GP, BEC or any of their subsidiaries.

The Partnership has agreed that BEC has a preferential right with respect to any business opportunity with respect to either (a) any third party upstream oil and gas properties and any related midstream assets, if the fair market value of the estimated proved developed reserves related to such properties constitutes less than 70% of the fair market value of such properties and related midstream assets (as determined in good faith by the Board of Directors of BEH LLC), or (b) any oil and gas properties and any related midstream assets located within one mile of any oil and gas properties and any related midstream assets that are owned by BEH LLC, BEC GP, BEC or any of their subsidiaries, and in which no interest is owned by the Partnership, BreitBurn GP or any of their subsidiaries.

If the Partnership or BEC is presented with a business opportunity with respect to any oil and gas properties and any related midstream assets located within one mile of any oil and gas properties that are jointly owned by the Partnership and BEC, the Partnership or BEC, as applicable, must give prompt written notice to the other party of such business opportunity. The Partnership and BEC have agreed to discuss the pursuit of a joint bid for such business opportunity on the basis of their existing ownership interests, including their respective operating control, in the jointly owned properties. If the parties cannot agree on the terms upon which to proceed with a joint bid within 15 business days, then each of the Partnership and BEC will be free to pursue an independent bid for such business opportunity. As of August 26, 2008, the properties jointly owned by the Partnership and BEC are properties in the East Coyote and Sawtelle fields in the Los Angeles Basin in California.

BEC has agreed that the Partnership has a right of first offer with respect to the sale by BEC, BEH LLC, BEC GP or any of their subsidiaries of any of BEC, BEH LLC, BEC GP or any of their subsidiaries and all upstream oil and gas properties and related midstream assets owned by such parties.

The Omnibus Agreement may be terminated (a) by BEH LLC upon notice to the other parties upon a change of control of BEC, (b) by BreitBurn GP upon notice to the other parties upon a change of control of the Partnership, and (c) by either BEH LLC or BreitBurn GP at such time as the Partnership and BEC cease to be under common management or upon the termination of the Administrative Services Agreement; provided, however, that if the Administrative Services Agreement is terminated under certain circumstances, the Omnibus Agreement may not be terminated by BEH LLC until 180 days after termination of the Administrative Services Agreement.

The description of the Omnibus Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

There has been no amendment to or waiver of the Partnership’s Code of Business Conduct, except that the Omnibus Agreement described under Item 1.01 of this Current Report on Form 8-K sets forth certain supplemental agreements with respect to conflicts of interest between the Partnership and BEC, including with respect to business opportunities that may be presented to the Partnership and BEC.

Item 7.01 Regulation FD Disclosure.

On August 26, 2008, the Partnership issued a press release announcing the completion of the acquisition by members of its senior management, in their individual capacities, together with Metalmark Capital Partners and Greenhill Capital Partners, of BEC. In connection with the closing of the transaction, the Partnership entered into the Administrative Services Agreement and Omnibus Agreement with BEC as described under Item 1.01 of this Current Report on Form 8-K.

A copy of the press release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

In connection with the transactions described under Item 1.01of this Current Report on Form 8-K, the Partnership hereby updates the Risk Factors included in the Annual Report on Form 10-K for fiscal year ended December 31, 2007 (the "Annual Report") filed by the Partnership, the Current Report on Form 8-K filed on July 28, 2008 (the "Current Report"), and the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 (the “Quarterly Report”). Except as set forth below, there have been no material changes to the risks described in Part I, Item 1A, of the Annual Report, as updated by the Current Report and the Quarterly Report.

The following risk factor updates and amends the "Risks Related to Our Structure" included in the Annual Report and in the Current Report, and updates, amends and restates in their entirety the “Risks Related to a Potential Sale by Provident of its Interests in the Partnership and BreitBurn Energy” included in the Annual Report, the “Risks Related to the Potential Sale by Provident Energy Trust of its Interests in BreitBurn Energy Company LP” included in the Current Report, and the “Risks Related to the Potential Sale by Provident of its Interests in BEC” included in the Quarterly Report.

Certain of the directors and officers of our General Partner, including our Co-Chief Executive Officers and other members of our senior management, own interests in BEC, which is managed by our subsidiary, BreitBurn Management. Conflicts of interest may arise between BEC, on the one hand, and us and our unitholders, on the other hand. Our partnership agreement limits the remedies available to you in the event you have a claim relating to conflicts of interest.

Certain of the directors and officers of our General Partner, including our Co-Chief Executive Officers, own interests in BEC, which is managed by our subsidiary, BreitBurn Management. Conflicts of interest may arise between BEC, on the one hand, and us and our unitholders, on the other hand. We have entered into an Omnibus Agreement with BEC to address certain of these conflicts. However, these persons may face other conflicts between their interests in BEC and their positions with us. These potential conflicts include, among others, the following situations:

•
Our General Partner determines the amount and timing of asset purchases and sales, capital expenditures, borrowings, repayments of indebtedness, issuances of additional partnership securities, cash reserves and expenses.  Although we have entered into a new Omnibus Agreement with BEC, which addresses the rights of the parties relating to potential business opportunities, conflicts of interest may still arise with respect to the pursuit of such business opportunities. We have agreed in the Omnibus Agreement that BEC and its affiliates will have a preferential right to acquire any third party upstream oil and natural gas properties that are estimated to contain less than 70% proved developed reserves.

•
Currently and historically some officers of our General Partner and many employees of BreitBurn Management have also devoted time to the management of BEC. This arrangement will continue under the Second Amended and Restated Administrative Services Agreement and this will continue to result in material competition for the time and effort of the officers of our General Partner and employees of BreitBurn Management who provide services to BEC and who are officers and directors of the sole member of the general partner of BEC. If the officers of our General Partner and the employees of BreitBurn Management do not devote sufficient attention to the management and operation of our business, our financial results could suffer and our ability to make distributions to our unitholders could be reduced.

Our partnership agreement limits the liability and reduces the fiduciary duties of our General Partner and its directors and officers, while also restricting the remedies available to our unitholders for actions that, without these limitations, might constitute breaches of fiduciary duty. By purchasing Common Units, unitholders will be deemed to have consented to some actions and conflicts of interest that might otherwise constitute a breach of fiduciary or other duties under applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amended and Restated Administrative Services Agreement, dated August 26, 2008, between BreitBurn Management Company, LLC and BreitBurn Energy Company L.P.

10.2
Omnibus Agreement, dated August 26, 2008, among BreitBurn Energy Holdings LLC, BEC (GP) LLC, BreitBurn Energy Company L.P., BreitBurn GP, LLC, BreitBurn Management Company, LLC, and BreitBurn Energy Partners L.P.

99.1	Press Release of BreitBurn Energy Partners L.P. dated August 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its general partner

Date: September 2, 2008	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

EXHIBIT INDEX

10.1	Second Amended and Restated Administrative Services Agreement, dated August 26, 2008, between BreitBurn Management Company, LLC and BreitBurn Energy Company L.P.

10.2
Omnibus Agreement, dated August 26, 2008, among BreitBurn Energy Holdings LLC, BEC (GP) LLC, BreitBurn Energy Company L.P., BreitBurn GP, LLC, BreitBurn Management Company, LLC, and BreitBurn Energy Partners L.P.

99.1	Press Release of BreitBurn Energy Partners L.P. dated August 26, 2008